UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 5, 2004



                         Spectrum Organic Products, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 California                      333-22997                     94-3076294
------------                     ---------                      ----------
(State of                 (Commission File Number)        (IRS Employer ID No.)
Incorporation)



                       5341 Old Redwood Highway, Suite 400
                               Petaluma, CA 94954
                     --------------------------------------
                    (Address of Principal Executive Offices)



                                  707-778-8900
                          -----------------------------
                         (Registrant's telephone number)



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Section 2 - Financial Information:

Item 2.02 Results of Operations and Financial Condition

Spectrum Organic Products, Inc. (the "Company" or the "Registrant") issued a press release on August 5, 2004 announcing its second quarter and first half 2004 results of operations and financial condition. Included with that press release were the following financial statements:

     1.   Balance Sheets as of June 30, 2004 and December 31, 2003
     2. Statements of Operations for the three and six month periods ended June 30, 2004 and 2003
     3.   Statements of Cash Flows for the six months ended June 30, 2004 and
          2003


Section 9 - Financial Information and Exhibits:

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

     Exhibit 99.10 Press release of the Company dated August 5, 2004 titled "Spectrum Organic Products Reports Record Sales"



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: August 5, 2004

                                         Spectrum Organic Products, Inc.


                                         /s/ Robert B. Fowles
                                         ---------------------------------------
                                             Duly Authorized Officer &
                                             Chief Financial Officer